POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Presidio Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President, Treasurer and a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of April, 2005.

 /s/    Kevin  C.  O'Boyle

Kevin C. O'Boyle

President, Treasurer and Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN MATEO

)

Before me, a Notary Public, in and for said county and state, personally appeared Kevin C. O'Boyle, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 22 day of April, 2005.

                   STEVEN P. MORTIBOYS               /s/    Steven  P.  Mortiboys

                   COMM. # 1555159                            Notary Public

NOTARY PUBLIC-CALIFORNIA

SAN MATEO COUNTY

COMM. EXP. FEB. 26, 2009

My commission expires: 2/26/09

530372.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Presidio Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and KEVIN C. O’BOYLE his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of April, 2005.

 /s/    Eric  Gonzales

Eric Gonzales

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN MATEO

)

Before me, a Notary Public, in and for said county and state, personally appeared Eric Gonzales, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 22 day of April, 2005.

                   STEVEN P. MORTIBOYS               /s/    Steven  P.  Mortiboys

                   COMM. # 1555159                            Notary Public

NOTARY PUBLIC-CALIFORNIA

SAN MATEO COUNTY

COMM. EXP. FEB. 26, 2009

My commission expires: 2/26/09

530372.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Presidio Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and KEVIN C. O’BOYLE his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of April, 2005.

 /s/    John  McGrath

John McGrath

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN MATEO

)

Before me, a Notary Public, in and for said county and state, personally appeared John McGrath, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 22 day of April, 2005.

                   STEVEN P. MORTIBOYS               /s/    Steven  P.  Mortiboys

                   COMM. # 1555159                            Notary Public

NOTARY PUBLIC-CALIFORNIA

SAN MATEO COUNTY

COMM. EXP. FEB. 26, 2009

My commission expires: 2/26/09

530372.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Presidio Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and KEVIN C. O’BOYLE his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22 day of April, 2005.

 /s/    Eric  Sussman

Eric Sussman

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN MATEO

)

Before me, a Notary Public, in and for said county and state, personally appeared Eric Sussman, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 22 day of April, 2005.

                   STEVEN P. MORTIBOYS               /s/    Steven  P.  Mortiboys

                   COMM. # 1555159                            Notary Public

NOTARY PUBLIC-CALIFORNIA

SAN MATEO COUNTY

COMM. EXP. FEB. 26, 2009

530372.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Presidio Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and KEVIN C. O’BOYLE, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 22 day of April, 2005.

ATTEST:

PRESIDIO FUNDS

By:  /s/    Eric  D.  Gonzales

By:  /s/    Kevin  C. O'Boyle

      Eric D. Gonzales, Trustee

                              Kevin C. O'Boyle, President

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN MATEO

)

Before me, a Notary Public, in and for said county and state, personally appeared Kevin C. O'Boyle, President and Eric D. Gonzales, Trustee, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 22 day of April, 2005.

                   STEVEN P. MORTIBOYS               /s/    Steven  P.  Mortiboys

                   COMM. # 1555159                            Notary Public

NOTARY PUBLIC-CALIFORNIA

SAN MATEO COUNTY

COMM. EXP. FEB. 26, 2009

530372.1

CERTIFICATE

The undersigned, President of Presidio Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held April 22, 2005, and is in full force and effect:

"WHEREAS, Presidio Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and KEVIN C. O’BOYLE, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated:  April 22, 2005

 /s/    Kevin  C.  O'Boyle

Kevin C. O'Boyle, President

Presidio Funds

530372.1